EXHIBIT 10.46

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (“Amendment”) is made as of July 6, 2007 between MOFFETT PARK DRIVE LLC, a California limited liability company (“Lessor”), and ARIBA, INC., a Delaware corporation (“Lessee”).

THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A. Lessor and Lessee are now parties to that certain Technology Corners Triple Net Multiple Building Lease dated March 15, 2000, as amended by a letter agreement dated September 11, 2000 and by a First Amendment to Lease dated January 12, 2001 and a Second Amendment to Lease dated October 31, 2002 and a Third Amendment to Lease dated October 21, 2004 (as amended, the “Lease”), whereby Lessor leases to Lessee, and Lessee leases from Lessor, certain premises (the “Premises”) located at 1111 Lockheed Martin Way (also known as 801-809 Eleventh Avenue) in Sunnyvale, California, including four (4) free standing, four-story office and research and development buildings and one (1) amenity building.

B. Lessee and Juniper Networks, Inc., a Delaware corporation (a successor in interest to NetScreen Technologies, Inc. “Juniper”) have entered into that certain Sublease dated as of October 18, 2002 (the “Juniper Sublease”) pursuant to which Lessee sublets to Juniper, and Juniper sublets from Lessee, a portion of the Premises comprised of most of Building Three of the Project, consisting of approximately one hundred seventy-two thousand nine hundred seventeen (172,917) rentable square feet of space (the “Building 3 Sublease Premises”) and a portion of the first floor of Building Four of the Project, consisting of approximately four thousand seven hundred and seven (4,707) rentable square feet of space(the “Building 4 Sublease Premises”), subject to certain rights of Juniper to expand its subleased portion of Building Four as more particularly described in the Juniper Sublease. Lessor, Lessee and Juniper have each executed a Consent to Sublease, dated October 31, 2002 (“Consent to Sublease”) and Recognition Agreement, dated October 31, 2002 (“Recognition Agreement”) with respect to the Juniper Sublease.

C. Lessee and Juniper have entered into that certain First Amendment to Sublease dated as of June 15, 2007 (the “Juniper First Amendment”) pursuant to which: (i) Lessee extends the term of the sublease for the Building 3 Sublease Premises and the Building 4 Sublease Premises to January 24, 2013, and (ii) Lessee sublets to Juniper, and Juniper sublets from Lessee, a portion of the Premises comprised of the third and fourth floors of Building One of the Project, consisting of approximately eighty-eight thousand seven hundred forty-two (88,742) rentable square feet of space and subject to certain rights of Juniper to expand its subleased premises to include the first and second floors of Building One, consisting of approximately eighty-six thousand three hundred forty (86,340) rentable square feet of space, as more particularly described in the Juniper First Amendment. Lessor, Lessee and Juniper have each executed a Consent to Sublease Amendment (“Consent to Sublease Amendment”) and First Amendment to Recognition Agreement dated June 15, 2007 (“First Amendment to Recognition Agreement”) with respect to the Juniper First Amendment.

D. Pursuant to Section 11.01 of the Lease, Lessor’s written consent to the Juniper First Amendment is required. Lessee is required to reimburse Lessor for all of Lessor’s reasonable costs and expenses (including attorneys’ fees, architect fees and engineering fees) involved in reviewing any request for consent to a subletting of the Premises.

E. Pursuant to Section 4.06 of the Lease, Lessee has deposited with Lessor’s lender, inter alia, that certain JP Morgan Chase standby letter of credit No. TPTS-268315 in favor of Borrower and Lender as co-beneficiaries for the account of Tenant in the original stated amount of $5,000,000.00 (together with all and any replacement or renewal letters of credit, the “Second Additional Security Deposit”), subject to certain scheduled reductions described therein (e.g., in accordance with the scheduled reductions on October 29, 2006, the maximum amount available for drawing thereunder is Three Million Dollars ($3,000,000.00).

F. Lessor is willing to consent to the Juniper First Amendment, but only if the Lease is amended as more particularly described below.

G. The parties hereto desire to modify the Lease as hereinafter provided. Capitalized terms used herein shall have the same meaning given them in the Lease.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1. Modification of Second Additional Security Deposit. Within ten (10) business days after the date on which this Amendment is executed by Lessor and Lessee, Lessee shall cause the Second Additional Security Deposit to be modified and reissued such that, notwithstanding anything to the contrary in the Lease, the amount of the Second Additional Security Deposit shall not be reduced below Two Million Five Hundred Thousand Dollars ($2,500,000.00) during the Term of the Lease. The Second Additional Security Deposit, the Additional Security Deposit, and the Security Deposit, together in the current aggregate amount of Twenty-Nine Million Three Hundred Forty Thousand Dollars ($29,340,000), shall be held by Lessor in the manner, and subject to the terms of Section 4.06 of the Lease, except that the last sentence of such Section 4.06 shall not apply to either the Second Additional Security Deposit or the Additional Security Deposit. At Lessor’s request, any future lender to Lessor shall be named as co-beneficiary under each of the Second Additional Security Deposit, the Additional Security Deposit, and the Security Deposit delivered pursuant to Section 4.06 of the Lease, together with any renewals supplements, amendments or substitutions thereof, provided that Lessee’s obligation to name any future lender as co-beneficiary under such letters of credit may be upon such lender and Lessor executing a tri-party agreement substantially in the form attached hereto as Exhibit A. Lessee’s failure to execute and deliver any such tri-party agreement within ten (10) days of Lessor’s request therefor shall be an event of default under Section 12.01(c) of the Lease. The Second Additional Security Deposit, as modified and re-issued hereunder, shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of the Lease applicable to Lessee. Lessor may, in Lessor’s sole discretion, make a draw request against any of the Security Deposit described in Section 4.06 of the Lease and/or the Additional Security Deposit as described in the Second Amendment to the Lease, and/or the Second Additional Security Deposit described hereunder, to the extent such draws are allowed pursuant to the terms of the Lease.

2. Consent Fees. Notwithstanding anything to the contrary in the Lease, within fifteen (15) days after request therefor, together with copies of invoices supporting such request, Lessee shall pay to Lessor the amount of any and all of Lessor’s costs and expenses (including but not limited to attorneys’ fees, architect fees, engineering fees and fees incurred in the review of the Work Letter attached to the Juniper First Amendment and related plans) incurred in connection with Lessor’s review of the Juniper First Amendment and related documents (including but not limited to this Amendment).

3. Full Force and Effect. Lessee and Lessor acknowledge and ratify that nothing herein has modified the security interest in certain furniture granted by Lessee to Lessor under the Second Amendment. Except as herein amended and supplemented, the Lease Documents shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment with duplicate counterparts as of the day and year first above written.

“Lessor”

MOFFETT PARK DRIVE LLC, a California limited liability company

By: GATEWAY LAND COMPANY, INC., a California corporation

By:	/s/ Jay Paul
Name:	Jay Paul
Title:	President

“Lessee”

ARIBA, INC., a Delaware corporation

By:	/s/ Wayne Kimber
Name:	Wayne Kimber
Title:	VP, Corporate Controller

EXHIBIT A

TRI-PARTY AGREEMENT

This Tri-Party Agreement is made and entered into as of July     , 2007, by and among MOFFETT PARK DRIVE LLC, a California limited liability company (“Borrower”), ARIBA, INC., a Delaware corporation (“Tenant”) and BANK OF AMERICA, N.A., a national banking association (“Lender”).

RECITALS

A. On or about March 15, 2000, Borrower and Tenant entered into that certain “Technology Corners Triple Net Multiple Building Office Lease”, as amended by a First Amendment to Lease dated January 12, 2001 and a Second Amendment to Lease dated October 31, 2002 (“Second Amendment”), a Third Amendment to Lease dated October 21, 2004 (“Third Amendment”) and a Fourth Amendment to Lease dated July     , 2007 (“Fourth Amendment”) (as the same is or may hereafter be amended from time to time, the “Lease”) whereby Tenant agreed to lease from Borrower, and Borrower agreed to Lease to Tenant, that certain real property located at 1111 Lockheed Martin Way, Sunnyvale, Santa Clara County, California more particularly described on Exhibit A hereto (the “Property”) together with any and all improvements now or hereafter located on the Property (collectively together with the Property, the “Premises”) on and subject to the terms and conditions set forth in the Lease.

B. Pursuant to Section 4.06 of the Lease, Tenant has caused JP Morgan Chase Bank, N.A.to issue its irrevocable standby letter of credit No. [                    ] in favor of Borrower and Lender as co-beneficiaries for the account of Tenant in the stated amount of $25,740,000 (together with all and any replacement or renewal letters of credit, the “Security Deposit Letter of Credit”). Additionally, pursuant to Section 1 of the Second Amendment, Tenant has caused JP Morgan Chase Bank, N.A. to issue an irrevocable standby letter of credit in favor of Borrower and Lender as co-beneficiaries for the account of Tenant in the stated amount of $600,000 (together with all and any replacement or renewal letters of credit, the “Additional Security Deposit Letter of Credit”). Further, pursuant to Section 1 of the Third Amendment, Tenant has caused JP Morgan Chase Bank, N.A. to issue an irrevocable standby letter of credit in favor of Borrower and Lender as co-beneficiaries for the account of Tenant in the original stated amount of $5,000,000.00, subject to certain scheduled reductions described therein, (together with all and any replacement or renewal letters of credit, the “Second Additional Security Deposit Letter of Credit” and, together with the Security Deposit Letter of Credit and the Additional Security Deposit Letter of Credit, the “Letters of Credit”).

C. On or about June     , 2006, Borrower and Lender entered into a Loan Agreement whereby Lender agreed to make a $190,000,000 loan (the “Loan”) to Borrower. The Loan Agreement, together with all other documents and instruments evidencing, securing or relating to the Loan are referred to herein as the “Loan Documents.”

D. Pursuant to the Loan Agreement, Borrower agreed to cause all of the Letters of Credit to be reissued so as to name both Lender and Borrower as co-beneficiaries or to be transferred into the name of Lender.

E. Tenant is willing to cooperate with Borrower and Lender in the reissuance of the Letters of Credit so as to name both Lender and Borrower as co-beneficiaries so that any letters of credit issued on behalf of Tenant as security under the Lease name both Lender and Borrower as co-beneficiaries so that, subject to Section 4.06 of the Lease, Lender can draw on the Letters of Credit without the signature or action of Borrower, but only if Borrower and Lender enter into this Agreement.

F. Now, therefore, in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

1. Re-Issuance of Letters of Credit. Borrower and Tenant agree to cause the Security Deposit Letter of Credit to be reissued in the form attached hereto as Exhibit B, to cause the Additional Security Deposit Letter of Credit to be reissued in the form attached hereto as Exhibit C, and to cause the Second Additional Security Deposit Letter of Credit to be reissued in the form attached hereto as Exhibit D. [Need attachments.]

2. Agreements of Lender. Lender agrees, for itself and for all of the other lenders who now or hereafter may hold an interest in the Loan, that:

3. As between Lender and Tenant and between Borrower and Tenant, the provisions of Section 4.06 of the Lease shall govern and control (i) any and all drawings under the Security Deposit Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Security Deposit Letter of Credit, and (iii), if applicable, the return of the Security Deposit Letter of Credit and/or any proceeds of any and all drawings thereon;

4. Lender shall only be entitled to draw on the Security Deposit Letter of Credit if and to the extent Borrower is entitled to draw on the Security Deposit Letter of Credit pursuant to the provisions of Section 4.06 of the Lease;

5. As between Lender and Tenant and between Borrower and Tenant, the provisions of Section 4.06 of the Lease shall govern and control (i) any and all drawings under the Additional Security Deposit Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Additional Security Deposit Letter of Credit, and (iii), if applicable, the return of the Additional Security Deposit Letter of Credit and/or any proceeds of any and all drawings thereon;

6. Lender shall only be entitled to draw on the Additional Security Deposit Letter of Credit if and to the extent Borrower is entitled to draw on the Additional Security Deposit Letter of Credit pursuant to the provisions of Section 4.06 of the Ariba Lease.

7. As between Lender and Tenant and between Borrower and Tenant, the provisions of Section 4.06 of the Lease shall govern and control (i) any and all drawings under the Second Additional Security Deposit Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Second Additional Security Deposit Letter of Credit, and (iii), if applicable, the return of the Second Additional Security Deposit Letter of Credit and/or any proceeds of any and all drawings thereon;

8. Lender shall only be entitled to draw on the Second Additional Security Deposit Letter of Credit if and to the extent Borrower is entitled to draw on the Second Additional Security Deposit Letter of Credit pursuant to the provisions of Section 4.06 of the Ariba Lease.

9. The foregoing notwithstanding, as between Lender and Borrower, the provisions of the Loan Documents shall govern and control which of Borrower or Lender shall have the right to make drawings on the Letters of Credit, whether the proceeds of any drawing under the Letters of Credit shall be paid to Borrower or retained by Lender, the order of application of the proceeds of any drawing under the Letters of Credit against the obligations of Borrower under the Loan Documents and any similar or related matters

10. General Provisions.

11. This Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California without giving effect to its conflict of laws principles.

12. This Agreement constitutes the entire understanding among the parties hereto with respect to the matters contemplated herein, and this Agreement cannot be amended, modified or discharged in any way except by written instrument signed by the parties hereto.

13. Any provision of this Agreement which is prohibited, invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity, illegality or unenforceability without invalidating, affecting or impairing the validity, legality or enforceability of the remaining provisions hereof, and any such prohibition, invalidity, illegality or unenforceability in any such jurisdiction shall not invalidate, affect or impair the validity, legality or enforceability of such provision in any other jurisdiction.

14. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Without limiting the generality of the foregoing, any successor to Lender under the Loan Documents or any other person or entity to whom Lender transfers its interest in any of the Letters of Credit (whether through assignment, reissuance of said Letter(s) of Credit or otherwise) who is not the Landlord under the Lease shall acknowledge and agree in writing, for the benefit of Tenant, that it is and shall be bound by the terms and provisions of this Agreement, a copy of which written agreement shall be provided to Tenant.

15. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party reasonable attorney’s fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorney’s fees and costs, separate from the judgment, incurred in enforcing such judgment.

16. Neither the Lease nor any of the Loan Documents are modified by this Agreement.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and same instrument.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

“LENDER”		“TENANT”

BANK OF AMERICA, a national banking association		ARIBA, INC., a Delaware corporation

By:		By:

Its:		Its:

“LANDLORD” MOFFETT PARK DRIVE LLC, a California limited liability company

By:	Gateway Land Company, Inc., a California corporation, Member and Manager

By:
Jay Paul Its President

By:
Jay Paul, Member

EXHIBIT A

REAL PROPERTY DESCRIPTION

LEGAL DESCRIPTION

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL A:

PARCEL 1, PARCEL 2, PARCEL 3, PARCEL 4, AND PARCEL 5, SO DESIGNATED AND DELINEATED ON THE PARCEL MAP RECORDED JUNE 1, 2001 IN BOOK 740 OF MAPS, PAGES 7 AND 8, SANTA CLARA COUNTY RECORDS.

PARCEL B:

BEING A PORTION OF PARCEL 5, AS SHOWN ON THAT CERTAIN PARCEL MAP FINED IN THE OFFICE OF THE RECORD OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON JUNE 1, 2001 IN BOOK 740 OF MAPS, PAGES 7 AND 8,

EXCEPTING THEREFROM THAT PORTION THEREOF DESIGNATED AS “PROPOSED LANDS OF THE VTA” AND DELINEATED ON SAID PARCEL MAP, MORE PARTICULARLY DESCRIBED IN THE DEED BY MOFFETT PARK DRIVE LLC TO THE SANTA CLARA VALLEY TRANSPORTATION AUTHORITY RECORDED JUNE 1, 2001, DOCUMENT NO. 15705133, OFFICIAL RECORDS AND A PORTION OF LOT 1, AS SHOWN ON THAT CERTAIN MAP ENTITLED “TRACT NO. 9800, MOFFETT PARK SUBDIVISION”, FILED FOR RECORD JUNE 14, 2006 IN BOOK 802 OF MAPS AT PAGES 7- 14, SANTA CLARA COUNTY RECORDS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 5;

THENCE ALONG THE NORTHERLY PROPERTY LINE OF SAID PARCEL 5 NORTH 75°07’40” WEST A DISTANCE OF 1199.13 FEET TO A POINT ALONG THE PROPERTY LINE OF SAID LOT 1; THENCE ALONG THE PROPERTY LINE OF SAID LOT 1, THE FOLLOWING (2) COURSES:

1. NORTH 15°22’44” EAST, 1.80 FEET;

2. NORTH 75°07’40” WEST, 71.90 FEET;

THENCE LEAVING SAID PROPERTY LINE, THE FOLLOWING SEVEN (7) COURSES:

1. SOUTH 14°52’04” WEST, 269.53 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 837.00 FEET;

2. SOUTHERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 11°53’01” AND AN ARC DISTANCE OF 173.60 FEET TO THE BEGINNING OF A REVERSE CURVE, CONCAVE TO THE EAST, HAVING A RADIUS OF 1163.00 FEET;

3. SOUTHERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 21°31’55” AND AN ARC DISTANCE OF 437.06 FEET;

4. SOUTH 05°13’10” WEST, 17.23 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET;

5. SOUTHERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 14°25’06” AND AN ARC DISTANCE OF 12.58 FEET;

6. SOUTH 09°11’56” EAST, 52.20 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 150.00 FEET;

7. SOUTHERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 24°34’32” AND AN ARC LENGTH OF 64.34 FEET TO A POINT ON THE SOUTHERLY PROPERTY LINE OF SAID PARCEL 5;

THENCE ALONG THE PROPERTY LINE OF SAID PARCEL 5, THE FOLLOWING TWO (2) COURSES:

1. NORTH 88°09’33” EAST, 74.20 FEET;

2. SOUTH 05°45’46” WEST, 76.95 FEET TO THE NORTHWESTERLY CORNER OF THE LANDS DESIGNATED AS “PROPOSED LANDS OF VTA” AND DELINEATED ON SAID PARCEL MAP, MORE PARTICULARLY DESCRIBED IN THE DEED BY MOFFETT PARK DRIVE LLC TO THE SANTA CLARA VALLEY TRANSPORTATION AUTHORITY RECORDED JUNE 1, 2001, DOCUMENT NO. 15705133, OFFICIAL RECORDS THENCE ALONG THE PROPERTY LINE OF SAID LANDS, THE FOLLOWING TWO (2) COURSES:

1. NORTH 88°09’36 EAST, 351.28 FEET;

2. SOUTH 01°50’24” EAST, 10.00 FEET TO A POINT ON THE SOUTHERLY PROPERTY LINE OF SAID PARCEL 5;

THENCE ALONG THE PROPERTY LINE OF SAID PARCEL 5, THE FOLLOWING FOUR (4) COURSES:

1. NORTH 88°09’36” EAST, 199.44 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 3655.90 FEET;

2. EASTERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 01°33’45” AND AN ARC LENGTH OF 99.70 FEET TO THE BEGINNING OF A COMPOUND CURVE, CONCAVE TO THE NORTH, HAVING A RADIUS OF 2739.15 FEET;

3. EASTERLY, ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 12°37’47” AND AN ARC LENGTH OF 603.79 FEET;

4. NORTH 14°52’20” EAST, 638.82 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION. AND BEING PARCEL A AS SHOWN ON THAT CERTAIN CERTIFICATE OF COMPLIANCE (LOT LINE ADJUSTMENT) RECORDED FEBRUARY 14, 2007 AS INSTRUMENT NO. 19303928, OFFICIAL RECORDS.

TOGETHER WITH AND AS APPURTENANT TO ALL OF SAID LAND, A NON-EXCLUSIVE EASEMENT AND RIGHT OF INGRESS AND EGRESS UPON, OVER, ABOVE AND BENEATH A STRIP OF LAND 90.00 FEET IN WIDTH CONTIGUOUS TO AND EASTERLY OF THE WESTERLY BOUNDARY LINE (BEARING NORTH 15° 22’ 20” EAST, 1441.06 FEET) OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM LOCKHEED AIRCRAFT CORPORATION TO THE UNITED STATES OF AMERICA RECORDED JUNE 24, 1958 IN BOOK 4105, PAGE 694, OFFICIAL RECORDS, TO INSTALL, OPERATE, USE, AND MAINTAIN A STORM DRAIN, DESCRIBED AS RESERVED (1) (B) IN SAID DEED FROM LOCKHEED AIRCRAFT CORPORATION TO THE UNITED STATES OF AMERICA.

ALSO TOGETHER WITH AND AS APPURTENANT TO ALL OF SAID LAND, NON-EXCLUSIVE EASEMENTS (1) FOR SEWER LINES AND RELATED EQUIPMENT UPON, OVER, ABOVE, AND BENEATH A STRIP OF LAND 60.00 FEET IN WIDTH DESCRIBED AS RESERVED IN THE DEED BY LOCKHEED AIRCRAFT CORPORATION TO THE UNITED STATES OF AMERICA RECORDED DECEMBER 27, 1957 IN BOOK 3970, PAGE 483, OFFICIAL RECORDS; AND (2) FOR SEWER LINES AND RELATED EQUIPMENT UPON, OVER, ABOVE, AND BENEATH STRIPS OF LAND 60.00 FEET AND 30.00 FEET IN WIDTH DESCRIBED AS RESERVED IN THE DEED BY LOCKHEED AIRCRAFT

CORPORATION TO THE UNITED STATES OF AMERICA RECORDED JUNE 24, 1958 IN BOOK 4105, PAGE 694, OFFICIAL RECORDS; AND (3) FOR A SANITARY SEWER PIPELINE THROUGH AND UNDER A STRIP OF LAND 30.00 FEET IN WIDTH DESCRIBED IN THE GRANT OF EASEMENT BY THE UNITED STATES OF AMERICA RECORDED JULY 12, 1962 IN BOOK 5644, PAGE 233, OFFICIAL RECORDS. SAID EASEMENTS WERE ASSIGNED BY LOCKHEED MARTIN CORPORATION AND TRANSFERRED TO MOFFETT PARK DRIVE LLC BY INSTRUMENT RECORDED FEBRUARY 7, 2001, DOCUMENT NO. 15552922, OFFICIAL RECORDS.

ALSO TOGETHER WITH AND AS APPURTENANT TO ALL OF SAID LAND NON-EXCLUSIVE EASEMENTS FOR THE PURPOSES OF INGRESS AND EGRESS AND UTILITIES, AND FOR OPERATION AND MAINTENANCE OF STORM DRAINS WITH THE RIGHT OF ENCROACHMENT AND ACCESS, DESCRIBED AS RESERVED FROM “PARCEL ONE” AND “PARCEL TWO” IN SAID DEED FROM LOCKHEED AIRCRAFT CORPORATION TO THE UNITED STATES OF AMERICA RECORDED SEPTEMBER 18, 1968 IN BOOK 8265, PAGE 381, OFFICIAL RECORDS.

ALSO TOGETHER WITH AND AS APPURTENANT TO ALL OF SAID LAND, A NON-EXCLUSIVE EASEMENT FOR THE PURPOSES OF MAINTENANCE AND OPERATION, REPAIR AND REPLACEMENT OF UNDERGROUND OR ABOVEGROUND STORM WATER DRAINAGE FACILITIES, AND FOR INCIDENTAL PURPOSES, IN, OVER, AND UPON THOSE PORTIONS OF PARCEL FOUR AND PARCEL FIVE, SO DESIGNATED AND DELINEATED AS “75.00 PSDE” ON THE PARCEL MAP OF “LOCKHEED MARTIN PARCEL 18 SUBDIVISION” RECORDED JULY 9, 1999 IN BOOK 717 OF MAPS, PAGES 42-47, SANTA CLARA COUNTY RECORDS, SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND RECIPROCAL EASEMENTS OF BAYVIEW SUBDIVISION BY LOCKHEED MARTIN CORPORATION, RECORDED JULY 22, 1999, DOCUMENT NO. 14907622, OFFICIAL RECORDS.

ALSO TOGETHER WITH EASEMENTS APPURTENANT TO THE “BAYSHORE PARCEL, JAGELS PARCEL, AND MANILA PARCEL” DESCRIBED IN AND ACCORDING TO THE TERMS AND PROVISIONS SET FORTH IN THE DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS, AND RECIPROCAL EASEMENTS (BAYSHORE/JAGELS/MANILA PARCELS) BY LOCKHEED MARTIN CORPORATION RECORDED NOVEMBER 9, 1999, DOCUMENT NO. 15053464, OFFICIAL RECORDS, VIZ:

2.1(A)(III) ACCESS EASEMENTS - NONEXCLUSIVE EASEMENTS ON, OVER, AND ACROSS (CERTAIN OF THE) PRIVATE ROADWAY EASEMENT AREAS FOR THE PURPOSE(S) OF VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS;

2.1(B) SIGNAGE AND LIGHTING EASEMENTS - NONEXCLUSIVE EASEMENTS IN THE PRIVATE ROADWAY EASEMENT AREAS FOR THE PURPOSE(S) OF INSTALLATION, MAINTENANCE AND REPLACEMENT OF TRAFFIC, DIRECTIONAL AND INFORMATIONAL SIGNS AND STREET LIGHTING;

2.1(C)(II) LANDSCAPING EASEMENTS - NONEXCLUSIVE EASEMENTS IN, ON, OVER AND ACROSS (CERTAIN OF THE) LANDSCAPING EASEMENT AREAS FOR THE PURPOSE(S) OF THE INSTALLATION, MAINTENANCE AND REPLACEMENT OF LANDSCAPING AND LANDSCAPING FACILITIES;

2.1(D)(II) PUBLIC UTILITY EASEMENTS - NONEXCLUSIVE EASEMENTS IN, ON, OVER, UNDER AND ACROSS (CERTAIN OF THE) PUBLIC UTILITY EASEMENT AREAS FOR THE PURPOSE(S) OF INSTALLATION, OPERATION, MAINTENANCE, INSPECTION, REMOVAL, REPLACEMENT, AND REPAIR OF GAS, WATER, ELECTRIC, TELECOMMUNICATIONS, RECLAIMED WATER, AND SANITARY SEWER LINES AND FACILITIES, AND ALL NECESSARY AND PROPER CONDUITS,

LINES, VALVES, FITTINGS, PUMPS, MEASURING AND PROTECTIVE DEVICES, AND OTHER APPARATUS AND EQUIPMENT BY PUBLIC UTILITY PROVIDERS;

ONE OF SAID EASEMENTS (EXHIBIT D-5 LMMS E STREET PUBLIC UTILITY EASEMENT) HAS BEEN EXTINGUISHED, ACCORDING TO THE QUITCLAIM DEED AND TERMINATION AGREEMENT DATED JULY 13, 2000, BY AND BETWEEN MOFFETT PARK DRIVE LLC AND LOCKHEED MARTIN CORPORATION RECORDED JULY 14, 2000, DOCUMENT NO. 15309829, OFFICIAL RECORDS; THE DESCRIPTION OF ONE OF SAID EASEMENTS WAS CORRECTED ACCORDING TO CORRECTIVE DECLARATION RECORDED JULY 14, 2000, DOCUMENT NO. 15309830.

2.1(E) UTILITY FACILITIES EASEMENTS - NONEXCLUSIVE EASEMENTS IN AND THROUGH THOSE CERTAIN UTILITY FACILITIES DESIGNATED FOR SUCH USE OF THE BAYSHORE PARCEL IN THE FINAL PLANS FOR THE PURPOSE(S) OF INSTALLATION, REPLACEMENT, MAINTENANCE, INSPECTION, REMOVAL AND REPAIR FROM TIME TO TIME OF ELECTRIC, TELECOMMUNICATIONS, AND GAS UTILITIES SERVING THE BAYSHORE PARCEL, JAGELS PARCEL, AND MANILA PARCEL;

2.1(G)(I)(B) STORM DRAINAGE EASEMENT - A NONEXCLUSIVE EASEMENT IN, ON, OVER AND ACROSS (A CERTAIN) STORM DRAINAGE EASEMENT AREA FOR THE PURPOSE OF CONVEYING DRAINAGE TO THE STORM DRAINAGE FACILITIES AND 2.1(G)(II) ON, OVER, AND ACROSS EXISTING PAVED OR UNPAVED SURFACES AT LOCATIONS WHERE STORMWATER CROSSES, FOR THE PURPOSES OF CONVEYING SUCH DRAINAGE TO THE STORM DRAINAGE FACILITIES. ALSO TOGETHER WITH NON-EXCLUSIVE EASEMENTS GRANTED ACCORDING TO THE EASEMENT AGREEMENT (SEWER AND STORM DRAINAGE) BY LOCKHEED MARTIN CORPORATION TO MOFFETT PARK DRIVE LLC RECORDED JULY 14, 2000, DOCUMENT NO. 15309828, OFFICIAL RECORDS, VIZ:

1.(A) FOR THE PURPOSE OF INSTALLATION, OPERATION, MAINTENANCE, INSPECTION, REMOVAL, REPLACEMENT, AND REPAIR OF SANITARY SEWER LINES AND FACILITIES; AND 2.(B) TO DRAIN, GATHER, CONVEY, STORE, RETAIN, AND PUMP STORMWATER.

ALSO TOGETHER WITH A NON-EXCLUSIVE PRIVATE UTILITY EASEMENT FOR UNDERGROUND TELECOMMUNICATIONS LINES AND FACILITIES, GRANTED ACCORDING TO THE EASEMENT AGREEMENT (TELECOMMUNICATIONS) BY LOCKHEED MARTIN CORPORATION TO MOFFETT PARK DRIVE LLC RECORDED NOVEMBER 20, 2001, DOCUMENT NO. 15969745, OFFICIAL RECORDS.

APN: 110-45-001 (Parcel 1), 110-45-002 (Parcel 2), 110-45-003 (Parcel 3), 110-45-004 (Parcel 4)